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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

          As independent public accountants, we hereby consent to the incorporation by reference in Knology, Inc.'s Registration Statement on Form S-8, Commission File No. 333-34540, of our report dated February 13, 2001 for the year ended December 31, 2000, included in Knology's Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000.


/s/ Arthur Andersen LLP

Atlanta, Georgia
April 2, 2001